Exhibit 99.2

ITIS SERVICES LLC
UNAUDITED FINANCIAL STATEMENTS

ITIS Services LLC
Balance Sheet
September 30, 2000

                                                                       Unaudited
                                                                       ---------
Assets
Current Assets:
         Cash and cash equivalents .............................      $4,411,478
         Accounts receivable ...................................         495,687
         Prepaid expenses and other current assets .............         140,829
                                                                      ----------
              Total current assets .............................      $5,047,994
                                                                      ----------

Inventory ......................................................          47,227
Property and equipment, net of accumulated depreciation ........          76,584
                                                                      ----------
              Total assets .....................................      $5,171,805
                                                                      ==========

Liabilities and Members' Equity
Current liabilities:
         Accounts payable ......................................      $  393,712
         Accrued wages .........................................          13,456
         Other accrued liabilities .............................          61,936
                                                                      ----------
              Total current liabilities ........................      $  469,104
                                                                      ----------

Members' equity ................................................       4,702,701
                                                                      ----------
              Total liabilities and members' equity ............      $5,171,805
                                                                      ==========

ITIS Services LLC
Balance Sheet
September 30, 2001

                                                                      Unaudited
                                                                      ---------

      Assets
Current Assets
  Cash .......................................................        $  168,624
  Accounts receivable ........................................         3,113,611
  Inventory ..................................................           116,909
  Prepaid expenses and other current assets ..................            85,398
                                                                      ----------
                                                                       3,484,542
                                                                      ----------
Property and equipment, net of accumulated depreciation ......           606,565
                                                                      ----------
 Total Assets ................................................        $4,091,107
                                                                      ==========
     Liabilities & Members' Equity
Current Liabilities
  Accounts payable ...........................................        $2,096,914
  Accrued liabilities ........................................           256,984
  Short-term note payable ....................................           100,000
                                                                      ----------
                                                                       2,453,898
                                                                      ----------
Members' equity ..............................................         1,637,209
                                                                      ----------
     Total liabilities and members' equity ...................        $4,091,107
                                                                      ==========

ITIS Services LLC
Statement of Operations
For the nine months ended September 30, 2000

                                                                     Unaudited
                                                                     ---------

Total revenue ............................................          $ 2,267,229

Cost of goods sold .......................................            1,509,578
                                                                    -----------
Gross Profit .............................................              757,651
                                                                    -----------

Costs and expenses:

Selling, general and administrative ......................            1,169,804

Depreciation and amortization ............................               11,344
                                                                    -----------
Total costs and expenses .................................            1,181,148
                                                                    -----------

Loss from operations .....................................             (423,497)
Interest income ..........................................                2,167
Interest expense .........................................                 (968)
                                                                    -----------
Net loss .................................................          $  (422,298)
                                                                    ===========

ITIS Services LLC
Statement of Operations
For the nine months ended September 30, 2001

                                                                     Unaudited
                                                                     ---------

Revenue ................................................            $ 7,454,074
Cost of sales ..........................................              5,854,333
                                                                    -----------

Gross margin ...........................................              1,599,741
                                                                    -----------
Operating expenses .....................................              3,658,419
Depreciation and amortization ..........................                108,019
                                                                    -----------
                                                                      3,766,438
                                                                    -----------

Operating loss .........................................             (2,166,697)
                                                                    -----------
Interest and other income ..............................                 65,760
                                                                    -----------

Net loss ...............................................            $(2,100,937)
                                                                    ===========

ITIS Services LLC
Statement of Cash Flow
For the nine months ended September 30, 2000

                                                                     Unaudited
                                                                     ---------

          OPERATING ACTIVITIES
              Net Income .....................................       (422,298)
              Adjustments to reconcile Net Income
              to net cash provided by operations:
                  Accounts Receivable ........................       (495,687)
                  Inventory ..................................        (47,227)
                  Other Assets ...............................       (140,829)
                  Accounts Payable ...........................        393,712
                  Accrued Liabilities ........................         24,550
                                                                    ---------
          Net cash used by Operating Activities ..............       (687,779)

          INVESTING ACTIVITIES
                  Fixed Assets ...............................        (91,097)
                  Accumulated Depreciation ...................         14,513
                                                                    ---------
          Net cash used by Investing Activities ..............        (76,584)

          FINANCING ACTIVITIES
              Note Payable ...................................         15,842
              Due to Affiliates ..............................         35,000
              Invested Capital ...............................      5,124,999
                                                                    ---------
          Net cash provided by Financing Activities ..........      5,175,841
                                                                    ---------

      Net cash increase for period ...........................      4,411,478
                                                                    ---------

Cash at end of period ........................................      4,411,478
                                                                    =========

ITIS Services LLC
Statement of Cash Flow
For the nine months ended September 30, 2001

                                                                     Unaudited
                                                                     ---------

          OPERATING ATIVITIES
              Net Income .....................................     (2,092,956)
              Adjustments to reconcile Net Income
              to net cash provided by operations:
                  Accounts Receivable ........................     (2,506,308)
                  Inventory ..................................        (34,524)
                  Other Assets ...............................         10,029
                  Accounts Payable ...........................      1,610,540
                  Accrued Liabilities ........................        139,871
                                                                    ---------
          Net cash used by Operating Activities ..............     (2,873,348)

          INVESTING ACTIVITIES
                  Fixed Assets: - Office
                  Equip & Computers ..........................       (449,723)
                  Accumulated Depreciation ...................        107,367
                                                                    ---------
          Net cash used by Investing Activities ..............       (342,356)
                                                                    =========
          FINANCING ACTIVITIES
              Note Payable ...................................        100,000
              Due to Affiliates ..............................         (5,000)
                                                                    ---------
          Net cash provided by Financing Activities ..........         95,000
                                                                    ---------

      Net cash decrease for period ...........................     (3,120,704)

      Cash at beginning of period ............................      3,289,166
                                                                    ---------

Cash at end of period ........................................        168,462
                                                                    =========

ITIS Services LLC
Notes to Unaudited Financial Statements

Basis of Presentation

The unaudited financial statements of ITIS Services LLC should be read in conjunction with the audited financial statements and related notes for the year ended December 31, 2000. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for any interim period are not necessarily indicative of results to be expected for the year.